UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15 (d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 17, 2024

NKGen Biotech, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-40427	86-2191918
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3001 Daimler Street

Santa Ana, CA, 92705

(Address of principal executive offices and zip code)

Registrant’s telephone number, including area code: (949) 396-6830

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.0001 par value per share	NKGN	Nasdaq Global Market

Warrants, each whole warrant exercisable for one share of Common Stock at an exercise price of $11.50 per share	NKGNW	Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01 Other Events.

As previously disclosed, on September 10, 2024, NKGen Biotech, Inc. (the “Company”) received a notification letter (the “Delisting Notice”) from the Nasdaq Stock Market, LLC (“Nasdaq”) notifying the Company that, as a result of the Company’s failure to regain compliance with Nasdaq Listing Rule 5450(b)(2)(A) (the “Global Market Requirement”), requiring the Company to maintain a market value of listed securities of at least $50 million, within the cure period, Nasdaq has determined to delist the Company’s common stock from the Nasdaq Global Market. In addition, the Delisting Notice stated that the Company’s failure to comply with its obligation to file periodic financial reports set forth in Nasdaq Listing Rule 5250(c)(1).

On September 17, 2024, the Company intends to submit a request for a hearing and stay of suspension (the “Appeal”) appealing Nasdaq’s determination by 4:00pm Eastern Time. Such Appeal will set forth the Company’s plan to regain compliance, including, among other things, that the Company intends to file an application to transfer from the Nasdaq Global Market to the Nasdaq Capital Market concurrently with the filing of the Appeal. If successful, under the continued listing requirements of the Nasdaq Capital Market, the Company will need to maintain a market value of listed securities of at least $35 million pursuant to Nasdaq Listing Rule 5550(b)(2) rather than $50 million under the Global Market Requirement. Further, on September 12, 2024, the Company filed its Quarterly Report on Form 10-Q for the period ended June 30, 2024, with the U.S. Securities and Exchange Commission, thereby regaining compliance with Nasdaq Listing Rule 5250(c)(1).

SIGNATURES

Pursuant to the requirements of Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

NKGEN BIOTECH, INC.

Date: September 17, 2024	/s/ Paul Y. Song
	Name:	Paul Y. Song
	Title:	Chief Executive Officer
(Principal Executive Officer)

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